SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 26, 1998


                        PEACHES ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as specified in its charter)


              Florida                      0-12375               59-2166041
  (State or other jurisdiction of        (Commission          (I.R.S. Employer
   incorporation or organization)          File No.)         Identification No.)


1180 East Hallandale Beach Blvd., Hallandale, Florida              33009
     (Address of principal executive offices)                    (Zip Code)


         Registrant's Telephone number, including area code: (954) 454-5554


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5


     The registrant's Report on Form 10-Q for the quarter ended December 26, 1998 had been scheduled to be filed on or before February 9, 1999. The registrant has been delayed in obtaining certain information which it requires in order to complete such Form 10-Q on a timely basis, but anticipates that the required filing will be made on or before March 12, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEACHES ENTERTAINMENT CORPORATION
                                                     Registrant


                                          By:       /s/Jason Wolk
                                             ---------------------------------
                                                Executive Vice-President


Date:  February  16, 1999
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